UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 10, 2014

ZIX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Texas	0-17995	75-2216818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 North Haskell Avenue

Suite 2200, LB 36

Dallas, Texas 75204-2960

(Address of Principal Executive Offices) (Zip Code)

(214) 370-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On December 10, 2014, Zix Corporation (“ZixCorp”) issued a press release announcing that it separated the role of its chairman of the board from that of its chief executive officer. Robert C. Hausmann, ZixCorp’s lead independent director, has been elected as the non-executive chairman of the board. Richard D. Spurr continues to serve as ZixCorp’s CEO and as a director. A copy of the press release is submitted herewith as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release, dated December 10, 2014, titled “ZixCorp Separates Board Chairman and CEO Roles”.

ZixCorp Separates Board Chairman and CEO Roles

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION

By:	/s/ James F. Brashear
James F. Brashear
General Counsel

Dated: December 10, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated December 10, 2014, titled “ZixCorp Separates Board Chairman and CEO Roles”.